
                                                         CIT RV TRUST 1998-A

                                                      MONTHLY SERVICER'S REPORT



                                                                                     Due Period                    8/31/98
                                                                                     Determination Date            9/10/98
                                                                                     Distribution Date             9/15/98



I.      All Payments on the Contracts                                                                                  9,949,144.15
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                                    0.00
III.    Repurchased Contracts                                                                                                  0.00
IV.     Investment Earnings on Collection Account                                                                              0.00
V.      Servicer Monthly Advances                                                                                        311,065.15
VI.     Reimbursement of prior monthly Servicer Advances                                                                -139,700.14
VII.    Incorrect Deposits                                                                                                     0.00

Total available amount in Collection Account                                                                         $10,120,509.16
                                                                                                                     ==============

Draws from the Reserve Account                                                                                                $0.00

Total Distribution                                                                                                   $10,120,509.16


DISTRIBUTION AMOUNTS                                                  Cost per $1000
-----------------------------                                         ---------------

1.   (a)  Class A-1 Note Interest Distribution                                                463,481.49
     (b)  Class A-1 Note Principal Distribution                                             6,900,448.37
             Aggregate Class A-1 Note Distribution                     66.34171045                                     7,363,929.86

2.   (a)  Class A-2 Note Interest Distribution                                                463,733.33
     (b)  Class A-2 Note Principal Distribution                                                     0.00
            Aggregate Class A-2 Note Distribution                       4.93333330                                       463,733.33

3.   (a)  Class A-3 Note Interest Distribution                                                269,550.00
     (b)  Class A-3 Note Principal Distribution                                                     0.00
            Aggregate Class A-3 Note Distribution                       4.99166667                                       269,550.00

4.   (a)  Class A-4 Note Interest Distribution                                                406,000.00
     (b)  Class A-4 Note Principal Distribution                                                     0.00
           Aggregate Class A-4 Note Distribution                        5.07500000                                       406,000.00

5.   (a)  Class A-5 Note Interest Distribution                                                188,700.00
     (b)  Class A-5 Note Principal Distribution                                                     0.00
            Aggregate Class A-5 Note Distribution                       5.10000000                                       188,700.00

7.   (a)  Class B Note Interest Distribution                                                   94,350.00
     (b)  Class B Note Principal Distribution                                                       0.00
            Aggregate Class B Note Distribution                         5.24166667                                        94,350.00

8.   (a)  Certificate Interest Distribution                                                    33,839.83
     (b)  Certificate Principal Distribution                                                        0.00
            Aggregate  Certificate Distribution                         5.58333340                                        33,839.83

9.   Servicer Payment
     (a)  Servicing Fee                                                                       160,191.73

               Total Servicer Payment                                                                                    160,191.73

10.  Deposits to the Reserve Account                                                                                   1,140,214.41

Total Distribution                                                                                                   $10,120,509.16
                                                                                                                     ==============

11.  Distribution from the Reserve Account
       (a)  Draws deposited to the Note Distribution Account                                         0.00
       (b)  Draws deposited to the Certificate distribution Account                                  0.00
       (c)  Distribution to Lender                                                           1,331,469.58
       (d)  Distribution to Affiliated Owner                                                         0.00

Total Distribution from the Reserve Account                                                                            1,331,469.58


          INTEREST
-----------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes @ 5.830%                                                           463,481.49
        (b) Class A-2 Notes @ 5.920%                                                           463,733.33
        (c) Class A-3 Notes @ 5.990%                                                           269,550.00
        (d) Class A-4 Notes @ 6.090%                                                           406,000.00
        (e) Class A-5 Notes @ 6.120%                                                           188,700.00

                     Aggregate Interest on Class A Notes                                                               1,791,464.82

        (f) Class B Notes @  6.290%                                                                                       94,350.00
        (g) Certificate @    6.700%                                                                                       33,839.83

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                          0.00
        (b) Class A-2 Notes                                                                          0.00
        (c) Class A-3 Notes                                                                          0.00
        (d) Class A-4 Notes                                                                          0.00
        (e) Class A-5 Notes                                                                          0.00
        (f) Class B Notes                                                                            0.00

        (g) Certificate                                                                              0.00


3.   Total Distribution of Interest                                    Cost per $1000
                                                                       ---------------
        (a) Class A-1 Notes                                             4.17550892             463,481.49
        (b) Class A-2 Notes                                             4.93333330             463,733.33
        (c) Class A-3 Notes                                             4.99166667             269,550.00
        (d) Class A-4 Notes                                             5.07500000             406,000.00
        (e) Class A-5 Notes                                             5.10000000             188,700.00

                     Total Aggregate Interest on Class A Notes                                                         1,791,464.82

        (f) Class B Notes                                               5.24166667                                        94,350.00

        (g) Certificate                                                 5.58333340                                        33,839.83


         PRINCIPAL
-----------------------------
                                                                       No. of Contracts
                                                                       ---------------
1.   Amount of Stated Principal Collected                                                    2,077,802.33
2.   Amount of Principal Prepayment Collected                           160                  4,822,646.04
3.   Amount of Liquidated Contract                                       0                           0.00
4.   Amount of Repurchased Contract                                      0                           0.00

       Total Formula Principal Distribution Amount                                                                     6,900,448.37

5.   Principal Balance before giving effect to Principal Distribution                         Pool Factor
                                                                                              -----------
        (a) Class A-1 Notes                                                                     0.8594529             95,399,277.18
        (b) Class A-2 Notes                                                                     1.0000000             94,000,000.00
        (c) Class A-3 Notes                                                                     1.0000000             54,000,000.00
        (d) Class A-4 Notes                                                                     1.0000000             80,000,000.00
        (e) Class A-5 Notes                                                                     1.0000000             37,000,000.00
        (f) Class B Notes                                                                       1.0000000             18,000,000.00

        (g) Certificate                                                                         1.0000000              6,060,865.00


6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                    0.00
        (b) Class A-2 Notes                                                                                                    0.00
        (c) Class A-3 Notes                                                                                                    0.00
        (d) Class A-4 Notes                                                                                                    0.00
        (e) Class A-5 Notes                                                                                                    0.00
        (f) Class B Notes                                                                                                      0.00

        (g) Certificate                                                                                                        0.00


7.   Principal Distribution                                            Cost per $1000
                                                                       ---------------
        (a) Class A-1 Notes                                            62.16620153                                     6,900,448.37
        (b) Class A-2 Notes                                             0.00000000                                             0.00
        (c) Class A-3 Notes                                             0.00000000                                             0.00
        (d) Class A-4 Notes                                             0.00000000                                             0.00
        (e) Class A-5 Notes                                             0.00000000                                             0.00
        (f) Class B Notes                                               0.00000000                                             0.00

        (g) Certificate                                                 0.00000000                                             0.00


8.   Principal Balance after giving effect to Principal Distribution                         Pool Factor
                                                                                             ----------
        (a) Class A-1 Notes                                                                  0.7972867                88,498,828.81
        (b) Class A-2 Notes                                                                  1.0000000                94,000,000.00
        (c) Class A-3 Notes                                                                  1.0000000                54,000,000.00
        (d) Class A-4 Notes                                                                  1.0000000                80,000,000.00
        (e) Class A-5 Notes                                                                  1.0000000                37,000,000.00
        (f) Class B Notes                                                                    1.0000000                18,000,000.00

        (g) Certificate                                                                      1.0000000                 6,060,865.00



         POOL DATA
-----------------------------
                                                                                               Aggregate
                                                                                               ---------
                                                                       No. of Contracts      Pool Balance
                                                                       ----------------      ------------
1.   Pool Stated Principal Balance as of 8/31/98                        10,847             377,559,694.62

2.   Delinquency Information                                                                                      % of Pool Balance
                                                                                                                  -----------------

              (a) 31-59 Days                                               76                1,982,377.26                    0.525%
              (b) 60-89 Days                                               33                1,219,338.41                    0.323%
              (c) 90-119 Days                                              10                  318,110.09                    0.084%
              (d) 120 Days +                                                0                        0.00                    0.000%

3.   Contracts Repossessed during the Due Period                            0                        0.00

4.   Current Repossession Inventory                                         1                    9,218.73

5.   Net Liquidation Losses for the related Due Period
       (a)  Principal Balance of Liquidated Receivables                     0                        0.00
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                   0.00
                                                                                       ------------------
       Total  Net Liquidation Losses for the related Due Period                                                               0.00

7.   Cumulative Net Losses on all Liquidated Receivables                    0                                                 0.00

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                             9.689%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                               166.575

10.  Weighted Average Remaining Original Term to Maturity of all Outstanding Contracts                                      173.276

      TRIGGER ANALYSIS
-----------------------------

1.  (a)  Average Delinquency Rate                        0.1670%
    (b)  Maximum Average Delinquency Rate                1.2500%
    (c)  Delinquency Rate Trigger in effect ?                              NO

2.  (a)  Cumulative Net Loss Rate                        0.0000%
    (b)  Maximum Cumulative Net Loss Rate                0.3200%
    (c)  Net Loss Rate Trigger in effect                                   NO

       MISCELLANEOUS
-----------------------------

1.   Monthly Servicing Fees                                                                                              160,191.73

2.   Servicer Advances                                                                                                   311,065.15

3.   (a)  Opening Balance of the Reserve Account                                                                       8,650,353.20
      (b)  Deposits to the Reserve Account                                                   1,140,214.41
      (c)  Investment Earnings in the Reserve Account                                           35,995.08
      (d)  Distribution from the Reserve Account                                            -1,331,469.58
      (e)  Ending Balance of the Reserve Account                                                                       8,495,093.11

4.  Specified Reserve Account Balance                                                                                  8,495,093.11

5.  Available Reserve Amount                                                                         2.25%             8,495,093.11

6.  Reserve Account Loan Activity
      (a)  Distribution on Loan:
                Interest                                                                        27,826.54
                Principal                                                                    1,303,643.04
                      Total P&I                                                                                        1,331,469.58

      (b)  Beginning Loan Balance                                                                                      5,898,857.54
      (c)  Principal Payment                                                                                           1,303,643.04
      (d)  Ending Loan Balance                                                                                         4,595,214.49